UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 10, 2005

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2005, the shareholders of Janus Capital Group Inc. (the “Company”) approved the Company’s 2005 Long Term Incentive Stock Plan (the “2005 Incentive Plan”) upon recommendation of the Company’s Board of Directors on March 18, 2005. A maximum of 15,000,000 shares of the Company’s common stock is available for issuance under the 2005 Incentive Plan.

The terms of the 2005 Incentive Plan are set forth in the proxy statement dated April 4, 2005, for the Company’s annual shareholders’ meeting and the description of the 2005 Incentive Plan in Appendix C of the proxy statement is incorporated herein by reference. The summary in the proxy statement are qualified in its entirety by reference to the full text of the 2005 Incentive Plan.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

Janus Capital Group Inc. 2005 Long Term Incentive Stock Plan incorporated herein by reference to Appendix C of the Company’s 2005 Proxy Statement on Schedule 14A (File No. 001-15253) dated April 4, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.
Date: May 10, 2005	By:	/s/ Loren M. Starr
Loren M. Starr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
10.1	Janus Capital Group Inc. 2005 Long Term Incentive Stock Plan incorporated herein by reference to Appendix C of the Company’s 2005 Proxy Statement on Schedule 14A (File No. 001-15253) dated April 4,2005

3